                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        AIM SPECIAL OPPORTUNITIES FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

[Market SCOREBOARD LOGO]    [ONLINE PROXY VOTING LOGO]          [ADJUSTING YOUR
                                                                 PORTFOLIO LOGO]
==========================================================================

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[CURRENT NEWS LOGO]

Market Commentary:  Portfolio Manager Scot Johnson discusses the FOMC Meeting

AIM Web Site Receives Highest Dalbar Rating (Press Release)

AIM opens AIM Mid Cap Opportunities Fund and AIM Mid Cap Growth Fund to new investors. (Press Releases)

AIM closes AIM Small Cap Opportunities Fund and AIM Small Cap Growth Fund to new investors. (Press Releases)

==============================================================================

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s).

               The minimum requirements for viewing this site are
           Netscape Navigator 3.0 or Microsoft Internet Explorer 3.0
                Please visit our tools page to download copies.
==============================================================================

--Registered Trademark-- 1999 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.
               A I M Distributors, Inc., Fund Management Company

                               PROXY INFORMATION

In November, shareholders of AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund were mailed a proxy statement asking for approval to: (1) elect trustees; (2) approve a new Master Investment Advisory Agreement; (3) amend fundamental investment restrictions; (4) change the Funds' investment objectives from fundamental to non-fundamental; and (5) ratify the selection of independent accountants.

You can go directly to General Questions and Answers About Proxy Voting, view the Annual Reports or cast your vote by any of the following methods:

WAYS TO VOTE

BY INTERNET

   (AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund shareholders only)
   Online Proxy Voting. Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL

   (AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund shareholders only)
   Complete and sign the proxy card and return it in the envelope enclosed with the shareholder mailing.

BY FAX

   (AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund shareholders only)
   Fax your proxy card to Shareholder Communications Corporation (SCC), the fund's proxy solicitor, at 1-800-733-1885.

BY TELEPHONE

   (AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund shareholders only)
   Call toll free 1-800-482-9730. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS ...
AIM will assist shareholders in the voting process. If you have any questions, we invite you to call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. central time.

If we have not received your proxy card before December 20, the date of the meeting, an SCC representative may call you to remind you to exercise your right to vote.

==============================================================================

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s)

INVESTMENT PRODUCTS OFFERED ARE:  [NOT FDIC INSURED] [May Lose Value]
                                                          [No Bank Guarantee]

                        A I M DISTRIBUTORS, INC. 11/1999


--Registered Trademark-- 1999 A I M Management Group Inc.  All Rights Reserved.
 Important Legal Information.

                                 ANNUAL REPORTS

Below are links to the most recent annual reports in Portable Document Format for each of these AIM Funds.

Annual reports are in PDF format. You must have Adobe Acrobat Reader installed to view these documents. Please visit our Tools Download page to obtain this plug in.

   o   AIM Mid Cap Opportunities Fund

   o   AIM Small Cap Opportunities Fund

-------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:  [NOT FDIC INSURED] [May Lose Value]
                                                          [No Bank Guarantee]

                        A I M DISTRIBUTORS, INC. 11/1999


--Registered Trademark--1999 A I M Management Group Inc.  All Rights Reserved.
  Important Legal Information.

                    QUESTIONS AND ANSWERS ABOUT PROXY VOTING
                              FOR SHAREHOLDERS OF
                         AIM MID CAP OPPORTUNITIES AND
                          AIM SMALL CAP OPPORTUNITIES FUNDS


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders might have regarding the proxy statement.

   1. What am I being asked to vote on?

   2. How does the Board recommend that I vote?

   3. What kinds of changes are proposed for the investment advisory agreement with A I M Advisors, Inc?

   4. How would adopting a performance-based management fee benefit me?

   5. What kinds of changes are being proposed to funds' objectives and investment restrictions?

   6. Will any of the proposed changes affect the value of my account?

   7. Why should I bother to vote?

   8. Has AIM contracted for the services of a proxy solicitor?

   9. How do I register my vote?

  10. Will my vote be confidential using the online proxy voting system?

  11. How do I sign the proxy card?

  12. What is the deadline for voting?


1.  WHAT AM I BEING ASKED TO VOTE ON?

There are five issues:

   o  Electing trustees.
   o  Approving a new advisory agreement with A I M Advisors, Inc.
   o  Amending the funds' fundamental investment restrictions.
   o Changing the funds' investment objectives from fundamental to nonfundamental policies.
   o  Ratifying the Board's selection of the independent accountants.

2. HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR all the proposals on the proxy card.

3. WHAT KINDS OF CHANGES ARE PROPOSED FOR THE INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC?

The major change being proposed involves changing the management fee formula for each fund so it is performance-based rather than based strictly on net assets under management. The other changes to the advisory agreement pertain mainly to eliminating redundant or obsolete elements of the agreement.

4. HOW WOULD ADOPTING A PERFORMANCE-BASED MANAGEMENT FEE BENEFIT ME?

The performance-based fee, the Board believes, is the most appropriate method of aligning the interests of AIM with the interests of shareholders of the funds. If a fund's performance exceeds that of the applicable index by more than 2.00%, both shareholders and AIM will share that success. If a fund underperforms by more than 2.00%, the fees payable to AIM will decline.

5. WHAT KIND OF CHANGES ARE BEING PROPOSED TO THE FUNDS' OBJECTIVES AND INVESTMENT RESTRICTIONS?

There are several changes proposed, and it would be impossible to summarize them adequately. Several are intended mainly to enhance clarity and uniformity among the AIM funds; others will enable the trustees to make adjustments to the funds without incurring the expense of a shareholder vote. Please read the proxy carefully and completely.

6. WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?

No. None of them will.

7. WHY SHOULD I BOTHER TO VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with its meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or send additional proxies to shareholders, incurring unnecessary additional costs.

8. HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

9. HOW DO I REGISTER MY VOTE?

   o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
   o You may FAX the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885.
   o You may call in your vote to Shareholder Communications Corporation at 1-800-482-9730.
   o You may vote you shares through our Web site at http://www.aimfunds.com, where you will find an icon for Online Proxy Voting.

10. WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

   o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.
   o Control Number - Each shareholder is required to enter his or her control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her position.
   o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders' accounts. All account-specific data remains behind our firewall.

11. HOW DO I SIGN THE PROXY CARD? (DOES NOT APPLY IF VOTING BY PHONE OR
    INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registrations shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

12. WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 2:00 P.M. central time December 20, 1999.

-------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide to the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC-INSURED] [May lose value]
                                                         [No bank guarantee]

                       A I M DISTRIBUTORS, INC. 11/1999

--Registered Trademark-- 1999 A I M Management Group Inc. All Rights Reserved. Important Legal Information.

                                 PROXYCARD.COM

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy - over the internet. To vote your shares, follow these four easy steps:

   1. Review the proxy statement you received in the mail.
   2. Enter the control number printed on your proxy card below.
   3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.
   4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[               ]

[submit]

                                PROXYCARD.COM

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                         AIM MID CAP OPPORTUNITIES FUND
                A PORTFOLIO OF (AIM SPECIAL OPPORTUNITIES FUNDS)

                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1999

THE UNDERSIGNED, HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE MEETING OF SHAREHOLDERS OF AIM MID CAP OPPORTUNITIES FUND, A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS, ON DECEMBER 20, 1999 AT 2:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

01. TO ELECT TEN INDIVIDUALS TO THE BOARD OF AIM SPECIAL OPPORTUNITIES FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
       QUALIFIED:

       01.  Charles T. Bauer                  02.  Bruce L. Crockett
       03.  Owen Daly II                      04.  Edward K. Dunn, Jr.
       05.  Jack Fields                       06.  Carl Frischling
       07.  Robert H. Graham                  08.  Prema Mathai-Davis
       09.  Lewis F. Pennock                  10.  Louis S. Sklar

       [   ]  FOR ALL
       [   ]  WITHHOLD AUTHORITY FOR ALL NOMINEES
       [   ]  FOR ALL EXCEPT

       To withhold your vote for any individual nominee, click the "FOR ALL EXCEPT" and type the nominee number(s) in the box below.
       [                                             ]

02. TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03A. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  INDUSTRY CONCENTRATION

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03B. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS: PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03C. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  UNDERWRITING SECURITIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03D. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  PURCHASING OR SELLING REAL ESTATE

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03E. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  PURCHASING OR SELLING COMMODITIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03F. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  MAKING LOANS

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03G. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  BORROWING MONEY AND ISSUING SENIOR SECURITIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03H. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS: INVESTING IN AN INVESTMENT COMPANY WITH THE SAME OBJECTIVE, POLICIES AND LIMITATIONS

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

04. TO APPROVE A PROPOSAL TO CHANGE THE FUND'S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY.

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

05. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING IN 2000.

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

06. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                    [submit]

                                 PROXYCARD.COM

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [Back]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

e-mail:  [                         ]

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                         AIM MID CAP OPPORTUNITIES FUND
                A PORTFOLIO OF (AIM SPECIAL OPPORTUNITIES FUNDS)

                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1999


THE UNDERSIGNED, HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE MEETING OF SHAREHOLDERS OF AIM MID CAP OPPORTUNITIES FUND, A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS, ON DECEMBER 20, 1999 AT 2:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

01. TO ELECT TEN INDIVIDUALS TO THE BOARD OF AIM SPECIAL OPPORTUNITIES FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
       QUALIFIED:

       01.  Charles T. Bauer                   02.  Bruce L. Crockett
       03.  Owen Daly II                       04.  Edward K. Dunn, Jr.
       05.  Jack Fields                        06.  Carl Frischling
       07.  Robert H. Graham                   08.  Prema Mathai-Davis
       09.  Lewis F. Pennock                   10.  Louis S. Sklar

       [   ]  FOR ALL
       [   ]  WITHHOLD AUTHORITY FOR ALL NOMINEES
       [   ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click the "FOR ALL EXCEPT" and type the nominee number(s) in the box below.
       [                                             ]

02. TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03A. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  INDUSTRY CONCENTRATION

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03B. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03C. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  UNDERWRITING SECURITIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03D. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  PURCHASING OR SELLING REAL ESTATE

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03E. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  PURCHASING OR SELLING COMMODITIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03F. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  MAKING LOANS

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03G. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS:  BORROWING MONEY AND ISSUING SENIOR SECURITIES

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

03H. TO APPROVE A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS: INVESTING IN AN INVESTMENT COMPANY WITH THE SAME OBJECTIVE, POLICIES AND LIMITATIONS

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

04. TO APPROVE A PROPOSAL TO CHANGE THE FUND'S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY.

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

05. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING IN 2000.

       [   ]  FOR
       [   ]  AGAINST
       [   ]  ABSTAIN

06. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                             Is this vote correct?

                         [This Vote is Correct] [Back]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 PROXYCARD.COM

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[                  ]

[submit]

===============================================================================

                             INTERNET PROXY VOTING
                    A NEW CONVENIENT WAY TO VOTE YOUR PROXY


PROXY VOTING - QUICK AND CONVENIENT
The enclosed proxy statement provides details on important issues affecting AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund, portfolios of AIM Special Opportunities Funds. The Board of Trustees recommends that you vote "FOR" the proposals.

AIM shareholders have a new way to vote - BY INTERNET. This means you can vote BY INTERNET 24 hours a day and receive a confirmation by e-mail. Please follow the simple instructions on this proxy insert.

If you are voting BY INTERNET, you SHOULD NOT mail your proxy card.

EVERY SHAREHOLDERS' VOTE IS IMPORTANT!




                           [ONLINE PROXY VOTING LOGO]





                       EASY STEPS TO VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card available.

2. Visit the AIM Web site (http://www.aimfunds.com) and click on the "Online Proxy Voting" featured graphic.

3. When you are ready to vote, click on the "Online Proxy Voting" link.

4. Enter the 12-digit CONTROL NUMBER shown on your proxy card.

5. Follow the instructions as provided on the screen.



                            THANK YOU FOR YOUR VOTE!

===============================================================================